Exhibit 99.02

MILBERG LLP

JEFF S. WESTERMAN (SBN 94559)

jwesterman@milberg.com

MICHIYOU MICHELLE FURUKAWA (SBN 234121)

mfurukawa@milberg.com

One California Plaza

300 S. Grand Avenue, Suite 3900

Los Angeles, CA 90071

Telephone: (213) 617-1200

Facsimile: (213) 617-1975

LAW OFFICES FO BRUCE G. MURPHY

BRUCE G. MURPHY

bgm@brucemurphy.biz

265 Llwyds Lane, Suite 100

Vero Beach, FL 32963

Telephone: (772) 231-4202

Facsimile: (722) 231-7222

Counsel for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IN RE: SHORETEL, INC., SHAREHOLDER DERIVATIVE LITIGATION	Case No. 1-08-cv-104623
STIPULATION OF SETTLEMENT
This Document Relates to:
ALL ACTIONS.	EXHIBIT 1 TO EXHIBIT A - NOTICE OF PENDENCY AND SETTLEMENT OF SHAREHOLDER ACTION AND OF SETTLEMENT HEARING

	DEPT.:	8C
	JUDGE:	Hon. Joseph Huber

Complaint filed: January 30, 2008

NOTICE OF PENDENCY AND SETTLEMENT

NOTICE OF PENDENCY AND SETTLEMENT OF

SHAREHOLDER ACTION AND OF SETTLEMENT HEARING

TO ALL HOLDERS OF SHORETEL, INC. COMMON STOCK AS OF SEPTEMBER 7, 2010 (“SHORETEL SHAREHOLDERS”)

This Notice has been prepared to let you know of the proposed settlement (the “Settlement”) of an action brought by a shareholder of ShoreTel, Inc. (“ShoreTel” or the “Company”). As explained below, the Superior Court of the State of California, County of Santa Clara, will hold a hearing on February 18, 2011, to determine whether to approve the Settlement. You have an opportunity to be heard at this hearing.

PLEASE READ THIS NOTICE CAREFULLY.

IT MAY AFFECT YOUR LEGAL RIGHTS.

A Stipulation of Settlement was made and entered into as of September 7, 2010 (the Stipulation”), subject to court approval, by and between the following parties: (1) Plaintiff John Strahl (on behalf of himself and derivatively on behalf of nominal defendant ShoreTel); (2) nominal defendant ShoreTel; and (3) the Individual Defendants John W. Combs, Michael E. Healy, Edwin J. Basart, Mark Bregman, Gary Daichendt, Kenneth Denman, Charles Kissner, Thomas van Overbeek, and Edward F. Thompson; all by and through their counsel of record. A copy of the Stipulation is attached to this Notice as Exhibit A.

I.	BACKGROUND – WHAT IS THIS SETTLEMENT ABOUT?

In January 2008, former plaintiff Joshua Berkovitz, derivatively on behalf of ShoreTel, filed an initial complaint in this Court against the Individual Defendants and nominal defendant ShoreTel, alleging breaches of fiduciary duty, gross mismanagement, waste of corporate assets, unjust enrichment and violations of California’s insider trading laws. In May 2008, plaintiff Berkovitz agreed to a temporary standstill of this state derivative Action in light of a federal consolidated securities class action lawsuit involving substantially similar subject matter pending in the Northern District of California (the “District Court”) against the Defendants (the “Federal Action”). An amended Complaint (the operative complaint) was filed in September 2008, to

NOTICE OF PENDENCY AND SETTLEMENT

reflect the addition of Plaintiff Strahl to this state derivative Action. Plaintiff Berkovitz has since withdrawn as a plaintiff in this Action.

On February 2, 2009, the District Court in the Federal Action granted Defendants’ motions to dismiss the First Amended Complaint with leave to amend. Thereafter, plaintiffs in the Federal Action filed a Second Amended Complaint (“SAC”), which alleged violations of Sections 11 and 15 of the Securities Act on behalf of all purchasers of ShoreTel common stock who acquired their shares pursuant or traceable to ShoreTel’s IPO. Defendants filed motions to dismiss the SAC, and on August 19, 2009, the District Court granted in part and denied in part Defendants’ motions to dismiss in the Federal Action. In December 2009, after the filing of a proposed case schedule in the Federal Action, Plaintiff informed Defendants, pursuant to the temporary standstill order, of his intent to move forward with this derivative Action. Defendants informed Plaintiff of a pending mediation with the plaintiffs in the Federal Action, and invited Plaintiff to attend.

On February 12, 2010, counsel for the Settling Parties participated in a mediation with the Honorable Daniel Weinstein, Retired, of JAMS. After the mediation, the parties continued discussing potential settlement and terms with the assistance of Judge Weinstein. The Settling Parties engaged in good faith, arms’- length negotiations concerning possible terms of resolution. As a result of these discussions, the Settling Parties agreed to settle this Action on terms and conditions set forth in the Stipulation.

Plaintiff believes that the claims he asserted in the Action on behalf of ShoreTel have merit. Plaintiff’s Counsel recognizes and acknowledges the expense and length of continued proceedings necessary to attempt to continue to prosecute the Action against the Individual Defendants on behalf of ShoreTel. Plaintiff’s Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff’s Counsel are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Action or which may be asserted. Based on their evaluation, Plaintiff and Plaintiff’s Counsel determined

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that the Settlement set forth in the Stipulation is in the best interests of the Plaintiff and ShoreTel and its Shareholders. Plaintiff’s Counsel believe that the Settlement set forth in the Stipulation confers substantial benefits upon ShoreTel and its Shareholders.

The Individual Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiff in the Action. The Individual Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Action. The Individual Defendants also have denied and continue to deny, inter alia, the allegations that Plaintiff or ShoreTel have suffered damage, or that the Plaintiff or ShoreTel were harmed by the conduct alleged in the Action or that Plaintiff or ShoreTel have any right of recovery whatsoever. The Individual Defendants assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of ShoreTel and its Shareholders.

The Individual Defendants have also taken into account the litigation costs and burden to defend the Action, as well as the uncertainty and risks inherent in any litigation, especially in complex cases like the Action. The Individual Defendants have determined that it is desirable and beneficial that the Action and all of the Settling Parties’ disputes relating thereto be fully and finally settled in a manner and upon the terms and conditions set forth in this Stipulation. Nominal Defendant ShoreTel believes that the Settlement set forth in this Stipulation is in the best interests of ShoreTel and its Shareholders. Neither this Stipulation nor the Settlement shall be construed, either in whole or in part, as evidence, or an admission or concession on the part of Defendants or any Released Parties, of any fault or liability.

The Court has not determined the merits of Plaintiff’s claims or Defendants’ defenses. This Notice does not, and is not intended to, imply that there have been or would be any findings of a violation of law by Defendants or that recovery could be had in any amount if the litigation were not settled.

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II.	TERMS OF THE PROPOSED SETTLEMENT

A. Operational and Corporate Governance Changes

As valuable consideration for this Settlement, ShoreTel through its Board of Directors shall adopt the operational and corporate governance changes set forth below.

Within 30 days of entry of the Order and Final Judgment, ShoreTel and/or its Board of Directors (“Board”) or committees agree to adopt and implement and/or continue to implement or observe the following corporate governance measures and to maintain them in effect until the earlier of (i) three (3) years from the date of the Order and Final Judgment or (ii) the consummation of a change in control of ShoreTel (such earlier date, the “Termination Date”):

1. The Audit Committee Charter will be revised to reflect that the Committee will periodically review the Company’s policies regarding extension of credit to customers.

2. The Chief Financial Officer shall approve customer payment terms of net 120 or greater.

3. The Chair of the Audit Committee will regularly (and as requested by the Company’s Chair) report to and review with the Board any issues that arise with respect to the quality and integrity of ShoreTel’s financial statements, compliance with legal or regulatory requirements, the performance and independence of ShoreTel’s independent registered public accounting firm, or any other matter the Chair of the Audit Committee determines is necessary and advisable to report to the Board.

4. In its first Form 10-K filed with the SEC after the entry of the Order and Final Judgment, ShoreTel shall include a list of all executive officers who have Rule 10b-5 trading plans in place. In each subsequent Form 10-K, ShoreTel shall include a list of executive officers who adopted, revised, or terminated a Rule 10b-5 plan during the previous fiscal year.

B. Releases

If the Settlement in the Action is approved by the Court, then upon the Effective Date of the Settlement, Plaintiff (acting derivatively on behalf of ShoreTel) and each of the ShoreT Shareholders shall have, and by operation of the Order and Final Judgment, shall be deemed to

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have, fully, finally, and forever released, relinquished and discharged all Released Claims against the Released Parties.

“Released Claims” means any and all claims, demands, rights, liabilities, accountings, matters, issues, suits and causes of action of every nature and description whatsoever, whether based on federal, state, local, statutory or common law or any other law, rule or regulation (whether foreign or domestic), including both known claims and Unknown Claims, accrued claims and not accrued claims, foreseen claims and unforeseen claims, matured claims and not matured claims, to the date of the entry of the Order and Final Judgment that have been or could have been asserted in any forum or in the Action by Plaintiff, ShoreTel or any ShoreT Shareholder derivatively, on behalf of ShoreTel, against any of the Released Parties, arising out of or relating in any way to any of the allegations, transactions, facts, disclosures, acts, matters or occurrences, statements, representations or omissions, or failures to act that were alleged in the Action or closely related thereto, or any claims in connection with, based upon, or arising out of, or relating to the Settlement (but excluding any claims to enforce the terms of the Settlement). Notwithstanding the foregoing, nothing set forth herein shall constitute a release by ShoreTel of any insurer of any claim arising out of the rights, remedies, duties or obligations provided for in any insurance policy or agreement.

“Released Parties” means ShoreTel, the Individual Defendants, and each of their and each of the Defendants’ respective past, present, or future directors, officers, employees, partnerships, partners, members, principles, agents, insurers, co-insurers, excess insurers, controlling shareholders, stockholders, attorneys, accountants, auditors, advisors, banks or investment banks, analysts, associates, personal or legal representatives, predecessors, successors, affiliates, parents, subsidiaries, divisions, joint ventures, related or affiliated entities, assigns, spouses, heirs, executors, estates, or administrators, any entity in which these named individuals and/or member(s) of his family or any of the Defendants has an interest, any members of their immediate families, or any trust of which any Individual Defendant is

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the settlor or which is for the benefit of them and/or any member(s) of his family. “Released Party” means, individually, any of the Released Parties.

If the Settlement in the Action is approved by the Court, then upon the Effective Date of the Settlement, each of the Released Parties shall be deemed to have, and by operation of the Order and Final Judgment shall have, fully, finally, and forever released, relinquished and discharged Plaintiff and Plaintiff’s Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

III.	ATTORNEYS’ FEES AND EXPENSES AND PLAINTIFF REIMBURSEMENT

Plaintiffs’ Counsel shall apply for an award of attorneys’ fees and reimbursements (the “Fee and Expense Application”) not to exceed $250,000 and to be paid or caused to be paid by ShoreTel, subject to court approval.

Plaintiff’s Counsel in the Action are: Milberg LLP, One California Plaza, 300 S. Grand Avenue, Suite 3900, Los Angeles, California 90071, Telephone: (213) 617-1200; and Law Offices of Bruce G. Murphy, 265 Llwyds Lane, Suite 100, Vero Beach, Florida 32963, Telephone: (772) 231-4202.

In addition, Plaintiff’s Counsel will apply to the Court for an award to Plaintiff of his reasonable costs and expenses (including lost wages) in the amount of $8,500, subject to approval by the Court. Plaintiff’s Counsel will pay from their Fee and Expense Award the amount awarded by the Court to the Plaintiff.

Milberg LLP, Attorneys for Plaintiff, will file their papers in support of final approval of the Settlement, and their Fee and Expense Application, and for an award to Plaintiff of his reasonable costs and expenses (including lost wages), by no later than January 21, 2011. These papers will also be posted on the Milberg LLP website, www.milberg.com.

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IV.	SETTLEMENT HEARING AND YOUR RIGHT TO OBJECT

The Honorable Joseph Huber of the Superior Court of the State of California, County of Santa Clara, will hold a hearing (the “Settlement Hearing”) on February 18, 2011 at 9:00 a.m. at the Downtown Superior Court, 191 N. First Street, San Jose, California 95113, to consider whether to grant final approval of the proposed Settlement. You have a right to appear in person or through counsel at the Settlement Hearing to object to the terms of the proposed Settlement or otherwise present evidence or argument that may be proper and relevant. You may also object to the terms of the proposed Settlement in writing. Any written objection must set forth your status as a ShoreTel Shareholder, and be delivered by first-class or overnight mail no later than February 15, 2011 to:

Attorneys for Plaintiff John Strahl:	Jeff S. Westerman
Michelle Furukawa
MILBERG LLP
One California Plaza
300 S. Grand Avenue, Suite 3900
Los Angeles, California 90071

Even if you do not appear at the Settlement Hearing, the court will consider your written submission provided it is delivered by the date specified above.

If you fail to object in the manner and within the time prescribed above you shall be deemed to have waived your right to object (including the right to appeal) and shall forever be barred, in this proceeding or in any other proceeding, from raising such objection(s).

V.	FURTHER INFORMATION

This Notice contains only a summary of the terms of the proposed Settlement. For more details about the matters involved in the Action, you may inspect the case files in the Office of the Clerk of Court, Superior Court of California, County of Santa Clara, Downtown Superior Court, 191 N. First Street, San Jose, California 95113, during regular business hours.

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Any other inquiries regarding the Action should be addressed in the first instance to Plaintiff’s Counsel:

Attorneys for Plaintiff John Strahl:	Jeff S. Westerman
Michelle Furukawa
MILBERG LLP
One California Plaza
300 S. Grand Avenue, Suite 3900
Los Angeles, California 90071
(213) 617-1200

PLEASE DO NOT TELEPHONE THE COURT OR THE CLERK OF HE COURT REGARDING THIS NOTICE.

DATED: 11-5 , 2010	/s/ Joseph Huber
BY ORDER OF THE COURT
SUPERIOR COURT OF THE STATE OF CALIFORNIA – SANTA CLARA COUNTY

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